SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – April 13, 2010

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-52710	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Wall Street New York, New York	10286
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code – (212) 495-1784

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of The Bank of New York Mellon Corporation (“BNY Mellon”) on April 13, 2010, management proposals 1, 2, and 3 were approved. Shareholder proposals 4 and 5 were not approved. Shareholder proposal 6 was approved. The proposals below are described in detail in BNY Mellon’s definitive proxy statement, dated March 15, 2010, for its Annual Meeting. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present, but were not treated as votes cast on a proposal. Therefore, broker non-votes and abstentions did not have the effect of a vote for or against the proposal and were not counted in determining the number of votes required for approval.

The results are as follows:

1.	The election of 15 directors for a term expiring in 2011:

Name of Director	Votes For	Votes Withheld	Broker Non-Vote
Ruth E. Bruch	896,876,417	46,196,405	84,197,563
Nicholas M. Donofrio	928,771,742	14,301,080	84,197,563
Gerald L. Hassell	934,603,668	8,469,154	84,197,563
Edmund F. Kelly	896,986,944	46,085,878	84,197,563
Robert P. Kelly	913,302,251	29,770,571	84,197,563
Richard J. Kogan	924,844,305	18,228,517	84,197,563
Michael J. Kowalski	934,994,429	8,078,393	84,197,563
John A. Luke, Jr.	843,306,665	99,766,157	84,197,563
Robert Mehrabian	886,915,256	56,157,566	84,197,563
Mark A. Nordenberg	934,098,635	8,974,187	84,197,563
Catherine A. Rein	933,917,280	9,155,542	84,197,563
William C. Richardson	934,077,619	8,995,203	84,197,563
Samuel C. Scott III	896,907,174	46,165,648	84,197,563
John P. Surma	905,950,807	37,122,015	84,197,563
Wesley W. von Schack	895,869,505	47,203,317	84,197,563

2.	Advisory (non-binding) vote regarding 2009 executive compensation (approved by a majority of votes cast):

For	Against	Abstained	Broker Non-Vote
890,499,218	124,400,284	12,370,882	—

3.	Ratification of the appointment of KPMG LLP as independent registered public accounting firm for fiscal year 2010 (approved by a majority of votes cast):

For	Against	Abstained	Broker Non-Vote
1,015,203,531	10,577,060	1,489,794	—

4.	Approval of stockholder proposal requesting cumulative voting in the election of directors (not approved by a majority of votes cast):

For	Against	Abstained	Broker Non-Vote
338,763,781	600,129,833	4,179,201	84,197,570

5.	Approval of stockholder proposal requesting adoption of a policy requiring a five year lock-up period for senior executives’ equity incentive awards (not approved by a majority of votes cast):

For	Against	Abstained	Broker Non-Vote
356,347,541	579,268,794	7,456,481	84,197,569

6.	Approval of stockholder proposal requesting stockholder approval of certain future severance agreements with senior executives (approved by a majority of votes cast):

For	Against	Abstained	Broker Non-Vote
731,117,801	209,035,685	2,919,320	84,197,579

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: April 16, 2010	By:	/S/ ARLIE R. NOGAY
	Name:	Arlie R. Nogay
	Title:	Corporate Secretary